PRIVATE PLACEMENT MEMORANDUM



                          American Alliance Corporation





                                 $2.00 Per Share
                                  Consisting of
                         450,000 Shares of Common Stock
                  and 450,000 Four Year Share Purchase Warrants





                           Minimum Investment: $10,000

                                TABLE OF CONTENTS

COVER PAGE

NOTICES TO INVESTORS.......................................................... 5

WHO MAY INVEST................................................................ 6

SUMMARY OF THE OFFERING....................................................... 9

THE COMPANY................................................................... 9

RISK FACTORS..................................................................11

ESTIMATED USE OF PROCEEDS.....................................................13

MANAGEMENT....................................................................14

PRINCIPAL SHAREHOLDERS........................................................15

DESCRIPTION OF COMMON STOCK...................................................15

DIVIDEND POLICY...............................................................17

TERMS OF THE OFFERING.........................................................17

PLAN OF PLACEMENT.............................................................17

LITIGATION....................................................................17
 .
LEGAL MATTERS.................................................................17

ADDITIONAL INFORMATION........................................................18


EXHIBITS

         Exhibit A - Subscription Agreement
         Exhibit B - Warrant to Purchase Common Stock


No part of this document may be reproduced, stored in a retrieval system or transmitted, in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without the prior written permission of the Company.

PRIVATE PLACEMENT MEMORANDUM

                          American Alliance Corporation
          450,000 Shares and 450,000 Four Year Share Purchase Warrants
                        Offering Price - $2.00 per Shares

                   Minimum Investment: 5,000 Shares ($10,000)

American Alliance Corporation (the "Company") is offering 450,000 Shares (the "Shares"), along with 450,000 4 year Share Purchase Warrants (the "Warrants"). The Shares are offered at a price of $2.00 per Share, with a minimum purchase of 5,000 Shares ($10,000), and are accompanied by Warrants to purchase an equal amount of shares at a price of $2.00 within 4 years of closing of this offering. The Shares are offered for sale directly by the Company, subject to the terms and conditions set forth herein. See "TERMS OF THE OFFERING" and "PLAN OF PLACEMENT".

               THESE ARE SPECULATIVE SECURITIES AND INVOLVE A HIGH
                        DEGREE OF RISK. SEE "RISK FACTORS

The securities offered by this Memorandum have not been registered under the Securities Act of 1993, as amended (the "Securities Act"), and are offered for sale in reliance upon the exemption provided by, or pursuant to regulations promulgated under, Section 4(2), Regulation D, Rule 505 of such Act relating to transactions not involving a public offering. Because the securities are not registered under the Securities Act or the securities laws of any state, the investor must hold them indefinitely unless (I) they are registered under the Securities Act and any applicable state securities laws, (ii) the investor obtains an opinion of counsel satisfactory to the Company to the effect that registration is not required under the Securities Act and applicable state laws or (iii) the Company permits the sale, transfer, or other disposition of the securities by the investor as provided herein. No public market exists for any of the securities offered hereby and such a market for resale of these securities may never develop.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED OR APPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THESE AUTHORITIES HAVE NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                            Price to       Selling            Proceeds to
                                            Investors      Commissions (1)    the Company
Per Share                                   $2.00          $0.14              $1.86
Total Minimum Offering (100,000 Shares)     $200,000.00    $28,000.00         $172,000.00
Total Maximum Offering (450,000 Shares)     $900,000.00    $63,000.00         $837,000.00



(1) The Company is offering the Shares directly and no person is obligated to purchase any Shares. The Company may, in its discretion, accept subscriptions for Shares received through broker-dealers that are members of the National Association of Securities Dealers, Inc. ("NASD") and will, in connection with such sales, pay a commission of 7% of the price of each Shares sold, provided not fewer than 100,000 Shares (the "Minimum Offering") are sold in the offering. See "PLAN OF PLACEMENT." The offering is made on a "best efforts, all-or-none" basis with respect to the Minimum Offering and on a "best efforts" basis with respect to the remaining Shares offered. See "TERMS OF THE OFFERING."

                 The date of this Memorandum is December 1, 1997

This offering will be withdrawn on December 31, 1997, unless the offering is extended one or more times by the Company without notice to subscribers to a date not later than January 31, 1998 (the "Termination Date") as provided herein. See "TERMS OF THE OFFERING."



This Memorandum does not constitute an offer to sell or a solicitation of an offer to purchase the Shares in any state or to any person to whom it is unlawful to make such offer or solicitation and does not constitute an offer to sell or solicitation to any member of the general public. This Memorandum has been prepared solely for the benefit of investors interested in purchasing the Shares offered hereby. Any distribution of this Memorandum to any person other than the recipient (or to those individuals whom he may retain to advise him with respect thereto) is unauthorized, and any reproduction of this Memorandum in whole or in part, or the divulgence of any of its contents without the prior written consent of the Company, is unauthorized and prohibited.

The recipient, by accepting delivery of this Memorandum, agrees to return this Memorandum and all documents furnished herewith to the Company or its representatives if the recipient does not purchase any of the Shares offered hereby or if the offering is withdrawn or terminated.

The delivery of this Memorandum at any time subsequent to the date hereof does not imply that the information contained herein is correct as of any time subsequent to the date of this Memorandum.



No dealer or salesperson has been authorized to give any information or make any representations or warranties, either express or implied, other than those that may be contained in this Memorandum or other documents included herein or in written supplements to this Memorandum and, if given or made, such information, representations and warranties must not be relied upon by any potential investor.

During the course of the offering and prior to sale, each prospective investor and his purchaser representative(s), if any, are invited to ask questions of and obtain additional information from the Company and its directors concerning the terms and conditions of the offering, the Company and its officers and directors and any other relevant matters, including, but not limited to, additional information to verify the accuracy of the information set forth in the Memorandum. The Company will provide such information to the extent it is available or can be acquired without unreasonable effort or expense. Answers to questions and additional information may be given only by the Company and its duly authorized representatives. Information, representations or warranties received from any other person or in any other manner must not be relied upon as having been authorized by the Company.

This Memorandum contains statements, believed to be accurate, based on certain documents, but reference is hereby made to the actual documents for complete information relating thereto. Copies of such documents are attached as exhibits to this Memorandum or are on file at the Company. All such statements are qualified in their entirety by this reference. All documents relating to this investment will be made available to any prospective subscriber and his purchaser representative(s) upon request.

The Shares are offered by the Company subject to receipt and acceptance of subscriptions, the right to reject any subscription in whole or in part, withdrawal, cancellation or modification of the offer without notice to investors and certain other conditions.

NOTICES TO ALL INVESTORS:

1. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

2. EXCEPT AS SET FORTH HEREIN, NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, OTHER THAN THOSE WHICH , MAY BE CONTAINED HEREIN. IF MADE, SUCH INFORMATION MUST NOT BE RELIED UPON. NO STATEMENT CONTAINED HEREIN SHALL BE DEEMED TO MODIFY, SUPPLEMENT OR CONSTRUE IN ANY WAY THE PROVISIONS OF ANY DOCUMENTS ATTACHED HERETO AS EXHIBITS OR ANY OF THE LANGUAGE CONTAINED THEREIN, AND ANY STATEMENT MADE HEREIN WITH RESPECT TO ANY SUCH DOCUMENT IS QUALIFIED BY REFERENCE THERETO.

3. THESE SECURITIES ARE OFFERED SOLELY BY THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM AND ARE SUBJECT TO PRIOR SALE. THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO WITHDRAW OR MODIFY THIS OFFER WITHOUT PRIOR NOTICE OR TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART OR TO ALLOT TO ANY PROSPECTIVE INVESTOR FEWER THAN THE INTERESTS APPLIED FOR BY SUCH INVESTOR.

4. AN INVESTMENT IN THE COMMON STOCK INVOLVES A HIGH DEGREE OF RISK. (SEE "RISK FACTORS") THESE RISK FACTORS INCLUDE, AMONG OTHER RISKS, THE FOLLOWING:

         A. THERE IS LIMITED MARKET FOR RESALE OF THE STOCK; HOWEVER, THERE ARE NO ASSURANCES THAT THIS MARKET WILL EXIST WHEN THE INVESTOR DESIRES TO LIQUIDATE. IN ADDITION, TRANSFERABILITY OF THE STOCK IS RESTRICTED AND INVESTORS MAY FIND IT DIFFICULT OR IMPOSSIBLE TO LIQUIDATE THEIR INVESTMENT AT A TIME WHEN THEY MAY DESIRE TO DO SO. INVESTORS MAY, THEREFORE, BE REQUIRED TO BEAR THE ECONOMIC RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. ANY SALE OR TRANSFER OF THE STOCK OR NOTES MAY ALSO RESULT IN ADVERSE TAX CONSEQUENCES.

         B. THIS OFFERING INVOLVES SUBSTANTIAL RISKS INHERENT IN ANY BUSINESS WHICH IS A START-UP AND, IN PARTICULAR, A BUSINESS WHICH IS DEPENDENT UPON THE COMMERCIAL SUCCESS OF UNTESTED PRODUCTS.

5. NO OFFERING LITERATURE OR ADVERTISING IN WHATEVER FORM IS AUTHORIZED FOR USE IN CONNECTION WITH THIS OFFERING EXCEPT THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM AND THE DOCUMENTS LISTED HEREIN. NO PERSON OR SALESMAN HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATION OR GIVE ANY INFORMATION WITH RESPECT TO THESE INVESTMENT SHARES, EXCEPT THE INFORMATION CONTAINED IN SUCH DOCUMENTS. ONLY THOSE REPRESENTATIONS EXPRESSLY SET FORTH IN SUCH DOCUMENTS MAY BE RELIED UPON IN CONNECTION WITH THE OFFERING OF THESE INVESTMENT SHARES.

                                 WHO MAY INVEST

The Shares are being offered through this Memorandum without registration under the Securities Act pursuant to the exemption from the registration requirements of such Act provided by Section 4(2) thereof and Rule 505 of Regulation D promulgated thereunder.

General Suitability Standards

         The Shares will be sold only to a person:

          (I) who makes a minimum purchase of 5,000 Shares for $10,000, unless the Company, in its sole discretion, permits the purchase of fewer Shares;

          (ii) who complies with the terms of the Subscription Agreement;

          (iii)who represents that they have been furnished and have carefully read and relied solely on the information contained in this Memorandum, including all exhibits, amendments and supplements hereto;

          (iv) who either:

               (a) represents in writing that they qualify as an Accredited Investor or

               (b) if they are a Non-Accredited Investor, demonstrates in the Subscription Agreement that they, either alone or with their Purchaser Representative(s), has such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Shares (investors will also be required to provide the Company with any additional information or documentation that may be required to verify such qualifications);

          (v) whose overall commitment to investments which are not readily marketable is not disproportionate to their net worth, and whose acquisition of the Shares will not cause such overall commitment to become excessive; and

          (vi) who has no need for liquidity with respect to their investment in the Shares and is capable of suffering the loss of their entire investment in any Shares purchased.

Accredited Investors
--------------------

         Accredited Investor is defined in the Securities Act of 1933, Rule 501(a) and shall mean any person who comes within any of the following categories, or who the issuer reasonable believes comes within any of the following categories, at the time of the sale of the securities to that person:

          1. Bank, Broker, Insurance Company, Investment Company, Small Business Investment Company, State Plan, or Employee Benefit Plan. Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any small business investment company licensed by the US Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; and plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

          2.   Private  Business   Development  Company.  Any  private  business
               development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

          3. Organization, Partnership, Corporate or Other Entity Investor. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          4. Officer of Issuer. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

          5. $1,000,000 Net Worth. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds $1,000,000;

          6. $200,000 Income. Any natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level of income in the current year;

          7. Trust. Any trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

          8. Entity. Any entity in which all of the equity owners are accredited investors.

General Requirements
--------------------

         A breach of an investor of any of its representations made to the Company in the Subscription Agreement which results in a loss by the Company of its registration exemption provided by Regulation D will cause such investor to be liable to the Company for all damages and losses proximately caused thereby.

         The bases for establishing the foregoing standards include the relative lack of liquidity of the Shares and the risks inherent in an investment in the Company. The foregoing standards represent minimum requirements for a prospective purchaser and the Company reserves the right to reject any subscription notwithstanding compliance with these standards. Shares may also be sold to corporations, partnerships, trusts and other entities meeting the foregoing requirements.

         Certain states in which the Company may qualify its Shares for sale may establish suitability standards and minimum purchase requirements more restrictive than those set by the Company. Those requirements, if any, will be set forth in a supplement to this Memorandum.

                             SUMMARY OF THE OFFERING

         The following material is intended to summarize information contained elsewhere in this Memorandum. This summary is qualified in its entirety by express reference to the Memorandum and the exhibits referred to therein. Each prospective investor is urged to read this Memorandum in its entirety, as well as various filings submitted to the SEC and other regulatory bodies.

The Company
-----------

         The Company was incorporated under the laws of the State of Utah, on July 14, 1983 under the name of Far West Gold, Inc., with an authorized capital of 50,000,000 shares of common stock with a par value of $.001 per share.

         On July 14, 1983, the Company, in connection with a 504 D offering issued 5,141,000 shares of common stock for cash at $.003 per share or $15,000. During October 1984, the Company issued 13,009,000 shares of common stock at $.01 per share or $130,090, less offering expenses of the offering of $27,547, for a net cash of $102,543. For the year ending December 31, 1990, the Company received a capital contribution of $4,364 to pay expenses of the Company. For the year ending December 31, 1991, the Company received a capital contribution of $100 to pay expenses of the Company. For the year ending December 31, 1995, the Company issued 20,000,000 shares of common stock at $.001 per share to satisfy current liabilities in the amount of $20,000.

         On April 15, 1996, the Company effected a reverse split of 500:1, with the par value remaining at $.001. On April 16, 1996, the Company issued 4,000,000 shares of common stock at $.0005 or $2000 for services to Mr. Harmel Rayat, a director of the Company. On May 9, 1996, in connection with a 504 D offering, the Company issued 4,000,000 shares of common stock at $.05 per share for cash in the amount of $200,000. On May 9, 1996, shareholders of the Company approved a name change to Far West Resources, Inc and approved an increase in the number of shares that the Company has authority to issue to 105,000,000, of which 100,000,000 shares shall be at $.001 par value common stock, and 5,000,000shares shall be $.10 par valued preferred stock.

         On June 30, 1997, the shareholders of the Company approved a name change to American Alliance Corporation, approved a change in state registration from Utah to Nevada, approved an increase in common share par value from $.001 to $.00001 and preferred par value from $.10 to $.0001, and approved the 1997 Employee and Director Stock Option Plan for 1,250,000 shares. On June 30, 1997, the Company issued 2,000,000 common shares at $.15 per share in connection with a 504 D offering. On October 14, 1997, the Company issued 1,000,000 common shares at $.50 per share in connection with a 504 D offering.

         The Company is a developmental stage company that currently actively seeking to acquire or enter into a technology based business endeavor.

The Offering
------------

Shares Offered                                                450,000

Offering Price                                                $2.00 Per Share

Common Stock Outstanding (Dec 1/97)                           11,076,202

Common Stock to be Outstanding After the Offering

                  MINIMUM OFFERING:                           11,176,202
                  MAXIMUM OFFERING:                           11,526,202

Estimated Proceeds of the Offering

                  MINIMUM OFFERING:                           $200,000
                  MAXIMUM OFFERING:                           $900,000

Use of Proceeds
---------------

         The Company  plans to use the proceeds  from this  Offering for working
capital   purposes  while  the  Company  seeks  potential   technology   related
acquisitions or business opportunities. See -- "ESTIMATED USE OF PROCEEDS."

Need for Additional Capital and Capital Formation Plan
------------------------------------------------------

         Even if all or substantially all of the Shares offered hereunder are sold, the Company may be dependent upon, among other things, the receipt of additional capital. The Company plans to seek the additional financing it will require through the sale of additional debt or equity securities, through venture capital or through strategic partnerships. There is no assurance that such additional financing will be available when required in order to proceed with the business plan and complete preparations to continue operations. See "RISK FACTORS - Dependence Upon Offering Proceeds and Need for Additional Capital."

Risk Factors
------------

         Investment in the Common Stock involves a high degree of risk. Potential investors should carefully consider the information under the caption, "RISK FACTORS."

                                  RISK FACTORS

         Investment in the Company involves a number of risks. In addition to the risks and investment considerations discussed elsewhere in the Memorandum, the following factors should be considered prior to purchasing the Shares offered through this Memorandum.

                                SUMMARY OF RISKS

General
-------

         The economic success of an investment in the Shares depends, to a large degree, upon many factors over which the Company has not control. These factors include general economic, industrial and international conditions; inflation or deflation; fluctuation in interest rates; the Company's competition; and governmental regulations.

Speculative Investment
----------------------

         The Shares are a very speculative investment. Although the Company is confident it will succeed in its endeavours, Investors could lose their entire investment.

Management and Operation Experience
-----------------------------------

         The Company's officers, directors and other personnel have engaged in a variety of businesses and have been involved in business financing, operations and marketing, but their experience in these fields is limited. There is no assurance that such experience will result in the success for the Company.

Other Risks
-----------

         No assurance can be given that the Company will be successful in achieving its stated objectives, that the Company's business, once business is undertaken by the Company, will generate cash sufficient to operate the business of the Company or that other parties entering into agreements relating to the Company's business will meet their respective obligations.

Paid in Capital Has Funded Operations
-------------------------------------

         Much of the operating capital of the Company over the past several years has come from cash provided by private fundings. The Company has not been profitable in the past nor has it generated sufficient capital to cover the on-going operating and expansion expenses.

Dependence Upon Offering Proceeds and Need for Additional Capital
-----------------------------------------------------------------

         There is no assurance that such additional financing will be available when required in order to proceed with the business plan or that the Company's ability to respond to competition or changes in the market place. If the Company is unsuccessful in securing the additional capital needed to continue operations within the time required, the Company will not be in a position to continue operations and the purchasers of Shares in this offering may lose their entire investment.

Immediate and Substantial Dilution
----------------------------------

         The purchasers of the Shares being offered hereby will furnish a substantial portion of the Company's initial capital. Therefore the capital invested by the purchasers of the Shares will be at risk immediately in the business of the Company. Even if all Shares offered hereunder are sold, the investors in the Shares should assume that the shares of Common Stock will have only a minimal book value.

Limited Transferability and Liquidity
-------------------------------------

         In  order  to  satisfy  the   requirements   of  the  exemptions   from
registration under the Securities Act and the various applicable state securities laws, each subscriber must acquire his Common Stock for investment purposes only and not with a view to distribution or resale. Consequently, certain conditions of such federal and state securities laws must be satisfied prior to any disposition of the securities. Some of these conditions may include a minimum holding period, availability of certain reports, including financial statements, from the Company, limitation on the percentage of the securities sold and the manner in which the securities are sold. The Company can prohibit any sale, transfer or other disposition unless it receives an opinion of counsel provided at the Shareholder's expense, in a form satisfactory to the Company, stating that the proposed sale, transfer or other disposition will not result in a violation of the applicable federal and state securities laws and regulations or other applicable federal and state laws and regulations. It is likely that Rule 144, which permits sales of unregistered securities under certain conditions, will be available to the shareholders of the Company. No public market exists for the Common Stock, and no assurances can be given that such a market for the resale of such securities will develop. Consequently, owners of the securities may have to hold them indefinitely and may not be able to liquidate their investment in the Company or pledge such securities as collateral for a loan in the event of an emergency.

Dividends
---------

         The Company's Board of Directors presently intends to cause the Company to follow a policy of retaining earnings, if any, for the purpose of increasing the net worth and reserves of the Company. Therefore, there can be no assurance that any holder of Common Stock will receive any cash, stock or other dividends on his shares of Common Stock. Future dividends on Common Stock, if any, will depend on future earnings, financing requirements and other factors.

Arbitrary Determination of Offering Price
-----------------------------------------

         The offering price of the Common Stock was arbitrarily set by the Company. No independent investment banking firm was retained to assist in determining the offering price. The offering price of the Common Stock may not bear any relation to the actual value of the Common Stock. Among the factors considered in determining the price were estimates of the prospects of the Company, the background and capital contributions of Management and current conditions in the securities markets and the Company's industry. There is, however, no relationship between the offering price of the Common Stock and the Company's assets, earnings, book value or any other objective criteria of value. See "PLAN OF PLACEMENT."

Additional Securities Available for Issuance
--------------------------------------------

         The Company's Certificate of Incorporation authorizes the issuance of 100,000,000 shares of Common Stock, and 5,000,000 shares of Preferred Stock. At this time,11,076,202 shares of Common Stock have been issued. Accordingly, shareholders, including those purchasing the shares offered with the sale of these Shares, will be dependent upon the judgment of management in connection with the future issuance and sale of shares of the Company's capital stock, in the event purchasers can be found for such securities.

                            ESTIMATED USE OF PROCEEDS

         The Company plans to use the proceeds from this Offering primarily for funding technology based acquisitions or business opportunities and for working capital.


Item                                          Maximum Shares
                                              Sold
Working Capital                               $900,000.00
Legal, Accounting & Transfer Agent            $3,000.00

         TOTAL                                $897,000.00

                         NET FUNDS AVAILABLE TO COMPANY

                  The net proceeds of the sale if all of the Shares offered are sold will be $837,000. The Company will incur expenses in connection with the offering in an amount anticipated not to exceed $63,000 for commissions, legal fees, accounting fees, filing fees, printing costs and other expenses. If the maximum number of Shares are sold, the Company anticipates that the net proceeds to it from the Offering will be as follows:

Item                                    Maximum Shares
                                        Sold
Gross Proceeds of Offering              $900,000.00
LESS:    Commissions                    $63,000.00
         Costs of Offering*             $3,000.00
         TOTAL PROCEEDS RECEIVED        $834,000.00


* The Company estimates that the costs of the Offering will be as follows: (I) legal fees of approximately $1000, (ii) accounting fees of approximately $1000,
(iii) filing fees of approximately $0, and (iv) printing and other miscellaneous costs of approximately $1000.

         Even if all the Shares offered hereunder are sold, the Company may require additional capital in order to fund continued development activities and capital expenditures that must be made. The Company's business plan is based on the premise that additional funding will be obtained through funds generated from operations, the exercising of the warrants by shareholders, additional offerings of its securities, or other arrangements. There can be no assurances that any securities offerings will take place in the future, or that funds sufficient to meet any of the foregoing needs or plans will be raised from operations or any other source.

                                                    MANAGEMENT

Directors and Executive Officers
--------------------------------


Name                         Position                          Director
                                                               Since
Harmel S. Rayat              President and CEO                 3/96
Jasbinder Chohan             Director, Secretary/Treasurer     3/96
Kundan S. Rayat              Director                          3/96


Executive Compensation
----------------------

         At the present time no Officer or Director receives any compensation for their services.

Employment and Consulting Agreements
------------------------------------

         Although the Company is not party to any Employment or Consulting Agreements currently, it is anticipated that all future employees will enter into standard confidentiality and non-compete agreements prior to employment.

Stock Options
-------------

         The Company currently has a policy of awarding stock options to certain directors and employees and views the issuance of stock options necessary in order to attract and maintain the services of individuals essential to the Company's long term success.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth as of the date of this Memorandum the amount of the Company's Common Stock beneficially owned by each officer and director of the Company and by each person owning more than five percent of any class of the Company's voting securities. As of the date of the Memorandum, there are no other equity securities of the Company outstanding, other than the Common Stock.


                                  Before Offering                After Offering
                             Number of      Percent of      Number of    Percent of
Name                         Shares         Class           Shares       Class
Harmel S. Rayat              4,000,000      36.1%           4,000,000    34.7%

                           DESCRIPTION OF COMMON STOCK

Common Stock
------------

         Holders of the Common Stock are entitled to one vote for each share held by them of record on the books of the Company in all matters to be voted on by the stockholders. Holders of Common Stock are entitled to receive such dividends as may be declared from time to time by the Board of Directors out of funds legally available, and in the event of liquidation, dissolution or winding up of the Company, to share ratably in all assets remaining after payment of liabilities. Declaration of dividends on Common Stock is subject to the discretion of the Board of Directors and will depend upon a number of factors, including the future earnings, capital requirements and financial condition of the Company. The Company has not declared dividends on its Common Stock in the past and the management currently anticipates that retained earnings, if any, in the future will be applied to the expansion and development of the Company rather than the payment of dividends.

         The holders of Common Stock have no preemptive or conversion rights and are not subject to further calls or assessments by the Company. There are no redemption or sinking fund provisions applicable to the Common Stock. The Common Stock currently outstanding is, and the Common Stock offered by the Company hereby will, when issued, be validly issued, fully paid and nonassessable.

Warrants
--------

         Prior to this offering there were no warrants outstanding. .

Securities Restrictions
-----------------------

         Purchasers of the Shares of Common Stock offered hereby must be aware of the long-term nature of their investment and be able to bear the economic risk of their investment for an indefinite period of time. There is no public trading market for the shares of Common Stock and there can be no assurance that any such market will develop in the foreseeable future. The Shares of Common Stock have not been registered under the Securities Act or the securities laws of any state. The right of any purchaser to sell, transfer, pledge or otherwise dispose of such securities is limited by the Securities Act and state securities laws and the regulations promulgated thereunder. The Company's stock transfer records will reflect "stop transfer" restrictions with respect to its Common Stock and the certificates representing such securities will bear the following legend:

These securities have not been registered under the Securities Act of 1933 or any applicable state securities laws, and they may not be offered for sale, sold, transferred, pledged or hypothecated without an effective registration statement under the Securities Act and under any applicable state securities laws, or an opinion of counsel, satisfactory to the company, that an exemption from such registration is available.

Antidilution Provision
----------------------

         The conversion price from time to time in effect shall be subject to adjustment from time to time as follows:

          1. In case the corporation shall at any time subdivide the outstanding shares of common stock, or shall issue a stock dividend on its outstanding common stock, the conversion price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the corporation shall at any time combine the outstanding shares of common stock, the conversion price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

          2. The conversion price will be adjusted for dividends or distributions on common stock payable in company stock; subdivisions, combinations or certain reclassifications of common stock; distributions to all holders of common stock of certain rights to purchase common stock at less than current market price at the time; distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding cash dividends or distributions from current or retained earnings). However, no adjustment need be made if security holders may participate in the transaction or in certain other cases.

                                 DIVIDEND POLICY

         The Company's Board of Directors presently intends to cause the Company to follow a policy of retaining earnings, if any, for the purpose of increasing the net worth and reserves of the Company. Therefore, there can be no assurance that any holder of Common Stock will receive any cash, stock or other dividends on his shares of Common Stock. To date, the Company has neither declared nor paid any dividends on its Common Stock nor does the Company anticipate that dividends will be paid in the foreseeable future. Rather, the Company intends to apply earnings to the expansion and development of its business.

                              TERMS OF THE OFFERING

                                PLAN OF PLACEMENT

         The Shares are offered directly by the Company in accordance with the terms and conditions set forth in this Memorandum. The Company offers the Shares on a "best efforts, all-or-none" basis with respect to the Minimum Offering and on a "best efforts" basis with respect to the remaining Shares offered, which means that no person or participating dealer is obligated to purchase any Shares. The Company will use its best efforts to sell the Shares to investors. There can be no assurance that all or any of the Shares offered hereunder will be sold.

         The Company may, in its discretion, accept subscriptions for Shares received through broker-dealers that are members of the National Association of Securities Dealers, Inc. ("NASD") and will, in connection with such sales, pay a commission of 7% of the price of each Share sold, provided not less than the Minimum Offering is sold in the offering.



                                   LITIGATION

         There are no pending legal proceedings to which the Company is a party.

                                  LEGAL MATTERS

         Gary R. Blume, Esquire, 11801 North Tatum Boulevard, Suite 108, Phoenix, Arizona 85028, will pass upon certain matters for the Company.

                             ADDITIONAL INFORMATION

         In the opinion of the Board of Directors of the Company, this Memorandum contains a fair presentation of the subjects discussed herein and does not contain a misstatement of a material fact or fail to state a material fact necessary to make any statements made herein not misleading. Persons to whom offers are made will be furnished with such additional information concerning the Company and other matters discussed herein as they, or their purchaser representative or other advisors, may reasonably request. The Company shall, to the extent such information is available or can be acquired without unreasonable effort or expense, endeavour to provide the information to such persons. All offerees are urged to make such personal investigations, inspections or inquiries as they deem appropriate.

                                    EXHIBITS

                    American Alliance Corporation - Exhibit A

                              SUBSCRIPTION DOCUMENT


1. The undersigned hereby subscribes for Shares of common stock (hereinafter "Shares"), as described in the Private Offering Memorandum dated December 1, 1997 ("Memorandum"), of American Alliance Corporation, a Nevada corporation (the "Company"), being offered by the Company for a purchase price of $2.00 per share, along with 4 year warrants to accompany an equivalent amountg of shares at $2.00, and tenders herewith the sum of $ In payment therefore, together with tender of this Subscription Document.

2. The undersigned represents and warrants that he is a bona fide resident of the State of __________.

3.   The undersigned acknowledges:

     a.   Receipt of a copy of the Private Offering Memorandum;

     b. That this subscription, if accepted by the Company, is legally binding and irrevocable;

     c.   That the Company has a very limited financial and operating history;

     d. That the Shares have not been registered under the Securities Act of 1933, as amended, in reliance upon exemptions contained in that Act, and that the Shares have not been registered under the securities acts of any state in reliance upon exemptions contained in certain state's securities laws; and

     e. That the representations and warranties provided in this Subscription Document are being relied upon by the Company as the basis for the exemption from the registration requirements of the Securities Act 1933 and of the applicable state's securities laws.


FOR NEW YORK RESIDENTS ONLY: THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

4.   The undersigned represents and warrants as follows:

     a. That the undersigned subscriber is purchasing said Shares as an investment and said Shares are purchased solely for the undersigned's own account;

     b.   That  the   undersigned   subscriber  has  sufficient   knowledge  and
          experience in financial and business matters to evaluate the merits and risks of an investment in the Shares;

     c. That the undersigned subscriber is able to bear the economic risk of an investment in the Shares;

     d. That the undersigned subscriber has read and is thoroughly familiar with the Private Offering Memorandum and represents and warrants that he is aware of the high degree of risk involved in making an investment in the Shares;

     e. That the undersigned subscriber's decision to purchase the Shares is based solely on the information contained in the Private Offering Memorandum and on written answers to such questions as he has raised concerning the transaction;

     f. That the undersigned subscriber is purchasing the Shares directly from the Company and understands that neither the Company nor the Offering is associated with, endorsed by nor related in any way with any investment company, national or local brokerage firm or other broker dealer. The undersigned subscriber's decision to purchase the Shares is not based in whole or in part on any assumption or understanding that an investment company, national or local brokerage firm or other broker dealer is involved in any way in this Offering or has endorsed or otherwise recommended an investment in these Shares.

     g. That the undersigned subscriber has an investment portfolio of sufficient value that he could suitably absorb a high risk illiquid addition such as an investment in the Shares.

     h.   The  undersigned   further   represents   that  (INITIAL   APPROPRIATE
          CATEGORY):

          [    ] I am a natural  person  whose  individual  net worth,  or joint worth with my spouse at the time of purchase, exceeds $200,000;

          [    ] I am a natural person who had an individual income in excess of
                 $50,000 or joint income with my spouse in excess of $50,000 in each of the two most recent years and who reasonably expects an income in excess of those amounts in the current year.

     i. That Regulation D requires the Company to conclude that each investor has sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the shares, or to verify that the investor has retained the services of one or more purchaser representatives for the purpose of evaluating the risks of investment in the shares, and hereby represents and warrants that he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the shares and of making an informed investment decision and will not require a purchaser representative.

5. The undersigned understands and agrees that this subscription is made subject to each of the following terms and conditions:

     a. The Company shall have the right to accept or reject this subscription, in whole or part, for any reason. Upon receipt of each Subscription Document, the Company shall have until December 31, 1997 in which to accept or reject it. If no action is taken by the Company within said period, the subscription shall be deemed to have been accepted. In each case where the subscription is rejected, the Company shall return the entire amount tendered by the subscriber, without interest;

     b. That the undersigned subscriber will, from time to time, execute and deliver such documents or other instruments as may be requested by the Company in order to aid the Company in the consummation of the transactions contemplated by the Memorandum.

6. The undersigned hereby constitutes and appoints the Company, with full power of substitution, as attorney-in-fact for the purpose of executing and delivering, swearing to and filing, any documents or instruments related to or required to make any necessary clarifying or conforming changes in the Subscription Document so that such document is correct in all respects.

7. As used herein, the singular shall include the plural and the masculine shall include the feminine where necessary to clarify the meaning of this Subscription Document. All terms not defined herein shall have the same meanings as in the Memorandum.


     IN WITNESS WHEREOF, the undersigned has executed this Subscription Document this __ day of __________, 1997.

         Number of Shares           ___________________

         Total amount tendered      $__________________

         INDIVIDUAL OWNERSHIP:      __________________________________________
                                    Name ( Please Type or Print )

                                    __________________________________________
                                    Signature

                                    __________________________________________
                                    Social Security Number

         JOINT OWNERSHIP:           __________________________________________
                                    Name   ( Please Type or Print )

                                    __________________________________________
                                    Signature

                                    __________________________________________
                                    Social Security Number

         OTHER OWNERSHIP            __________________________________________
                                    Name   ( Please Type or Print )

                                    By:_______________________________________
                                           ( Signature )

                                    __________________________________________
                                                     Title

                                    __________________________________________
                                    Employer Indentification Number

ADDRESS:____________________________________________________________________
                  Street          City          State                  Zip

Phone ( Residence )_____________________ ; Phone ( Business ) _________________

         I,________________________________,   do   hereby   certify   that  the
representations made herein concerning my financial status are true, and that all other statements contained herein are true, accurate and complete to the best of my knowledge.

Date: ___________________ , 1996.   __________________________________________
                                            Signature




                             CERTIFICATE OF DELIVERY



         I hereby acknowledg that I delivered the foregoing Subscription Document to _________ _________________ on the _______ day of __________________
, 1996.



                                      __________________________________________
                                         Signature



                                   ACCEPTANCE



         This Subscription is accepted by Far West Resources, Inc., as of the ______ day of _____________ , 1997.


                                           Far West Resources, Inc.



                                     By :______________________________________
                                           Director

                  Warrant to Purchase Common Stock - Exhibit B

THIS WARRANT AND THE SECURITIES PURCHASED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase 450,000 common shares.

                        Warrant to Purchase Common Stock
                                       of
                          AMERICAN ALLIANCE CORPORATION

THIS CERTIFIES that or any subsequent holder hereof ("Holder"), has the right to purchase from AMERICAN ALLIANCE CORPORATION, a Nevada corporation (the "Company"), not more than 450,000 fully paid and nonassessable shares of the Company's common stock, $.00001 par value ("Common Stock"), at a price equal to the Exercise Price of $2.00 per share at any time during the period beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., PST, on , 2001 (the "Exercise Period").

Holder agrees with the Company that this Warrant to Purchase Common Stock of American Alliance Corporation (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

1.       Date of Issuance

         This Warrant shall be deemed to be issued on ___________, 1997 ("Date of Issuance").

2.       Exercise

     (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, 1628 West 1st Ave, Suite 216, Vancouber, BC, V6J 1G1 Attention: President, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company by facsimile (such surrender and payment of the Exercise Form sent to the Company by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

     (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company within five (5) business days thereafter. The original Warrant and Exercise Form must be received within five (5) business days of the Date of Exercise, or the exercise may, at the Company's option, be considered void.
          Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

     (c) Cancellation of Warrant. This Warrant shall be cancelled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

     (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise, irrespective of the date of delivery of the Common Stock purchased upon Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

3.       Transfer and Registration

     (a) Transfer Rights. Subject to the provisions of Section 7 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly endorsed. This Warrant shall be cancelled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

4.       Anti-Dilution Adjustments

     (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

     (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon the Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 4(b).

     (c)  Distributions.  If the  Company  shall at any time  distribute  for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

     (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be assumed

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          by the acquiring  entity or any affiliate  thereof and thereafter this
          Warrant shall be exercisable into such class and type of securities or other assets as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) business days notice to Holder hereof of any Corporate Change.

     (e) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant until the occurrence of an event stated in subsection
          (a), (b) or (c) of this Section 4 and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 4 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 4 shall have the net effect of increasing the total consideration payable upon Exercise of this Warrant in respect of all the Common Stock as to which this Warrant may be exercised. Notwithstanding anything to the contrary contained herein, the Exercise Price shall not be reduced to an amount below the par value of the Common Stock.

     (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this
          Section 4, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

5.       Fractional Interests

         No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

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6.       Reservation of Shares

         The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

7.       Restrictions on Transfer

     (a) Registration or Exemption Required.. This Warrant and the Common Stock issuable on Exercise hereof have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under said Act and applicable state laws. All shares of Common Stock issued upon Exercise of this Warrant shall bear an appropriate legend to such effect, if applicable.

     (b)  Assignment.   If  Holder  can  provide  the  Company  with  reasonably
          satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     (c)  Investment   Intent.  The  Warrant  and  Common  Stock  issuable  upon
          conversion are intended to be held for investment purposes and not with an intent to distribution, as defined in the Act.


8.       Benefit of this Warrant

         Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

9.       Applicable Law

         This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Nevada, without giving effect to conflict of law provisions thereof.

10.      Loss of Warrant

         Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.






     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ___ day of ________, 1997.



                                                   AMERICAN ALLIANCE CORPORATION



                                                   By:__________________________
                                                        Director

                                    EXHIBIT A

                                  EXERCISE FORM

                         TO: MEDCARE TECHNOLOGIES, INC.


The undersigned hereby irrevocably exercises the right to purchase of the shares of common stock (the "Common Stock") of AMERICAN ALLIANCE CORPORATION., a Nevada corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 7(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:


Date:



Signature


Printed Name


Address




NOTICE:

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                   ASSIGNMENT

  (To be executed by the registered Holder desiring to transfer of the Warrant)


FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase shares of the common stock of AMERICAN ALLIANCE CORPORATION (the "Company") evidence by the attached Warrant and does hereby irrevocably constitute and appoint _____________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:
                                                              Signature


Fill in for new registration of Warrant:


Name

Address

Please print name and address of
assignee (including zip code number)



NOTICE:

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

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